UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 19, 2026, Vireo Health of Arcadia, LLC (“Vireo Health”), a wholly owned subsidiary of Vireo Growth Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Columbia Care LLC (“Columbia Care”), The Cannabist Company Holdings Inc. (“Cannabist”) and certain of their affiliates that own and operate cannabis businesses in Colorado, Illinois, Massachusetts, New Jersey and West Virginia (collectively, the “Seller Parties,” and each such state, a “Market” and collectively, the “Markets”). Cannabist and an affiliate are debtors in a proceeding under the Companies’ Creditors Arrangement Act (Canada) (the “Canadian Proceeding”) pending before the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”). The Purchase Agreement and the transactions contemplated thereby are being implemented in connection with, and are subject to approval by, the Canadian Court pursuant to a sale order (the “Sale Order”).

Pursuant to the Purchase Agreement, in each Market, Vireo Health agreed to acquire from Columbia Care all of the equity interests of specified subsidiaries and to acquire from other Seller Parties certain assets used in the Seller Parties’ cannabis businesses in that Market, and to assume all related liabilities (other than specified excluded liabilities). Prior to the applicable closing in each Market, the Seller Parties will complete an internal reorganization so that Columbia Care beneficially owns all of the equity interests being sold in that Market and the assets and liabilities to be transferred at such closing are held by the applicable entities.

The aggregate consideration payable under the Purchase Agreement will consist of up to approximately $18.75 million in cash paid at one or more closings in the Markets, up to approximately $16.25 million owing under one or more loan and security agreements (the “Loan Agreements”) entered into by certain affiliates of Vireo Health in favor of Columbia Care as seller financing. The Loan Agreements will be secured by liens on certain assets and equity interests of the borrowers and the acquired companies and will provide for automatic increases and decreases in principal to reflect the allocation of purchase price to subsequent Market closings and customary post-closing purchase price adjustments. The Purchase Agreement also includes provisions relating to minimum cash levels at dispensary locations, the ability of Vireo Health to fund pre-closing cash shortfalls at such locations (which, to the extent funded by Vireo Health, are credited toward payment of the purchase price), and the replacement or assumption of certain guarantees, letters of credit and similar financial assurance obligations of the Seller Parties, together with related indemnification arrangements that are secured by a right to set off against amounts outstanding under the Loan Agreements.

Closings under the Purchase Agreement are expected to occur on a Market-by-Market basis through calendar year 2026 and into calendar year 2027 as the conditions to closing for each Market are satisfied or waived. The obligations of the parties to consummate the transactions in each Market are subject to customary conditions, including the entry of the Sale Order by the Canadian Court, receipt of required approvals from applicable cannabis regulatory authorities and other governmental entities (including approvals relating to the transfer of ownership of the acquired entities and assets and the transfer or issuance of licenses and permits), the accuracy of specified representations and warranties, the performance in all material respects of covenants by the parties and the absence of specified material adverse effects, as well as additional conditions applicable to particular Markets, including, in New Jersey, the settlement of specified disputes with a local governmental authority and the completion of certain reorganization steps. The Purchase Agreement includes customary covenants regarding, among other things, the conduct of the business prior to closing and efforts to obtain required regulatory approvals and third-party consents.

The Purchase Agreement may be terminated in whole or, in certain circumstances, with respect to one or more individual Markets, including by mutual consent, by either Vireo Health or Columbia Care in the event of certain uncured breaches by the other parties, by either Vireo Health or Columbia Care if the closing for a Market has not occurred on or before July 19, 2027, subject to certain limitations, and in certain other specified circumstances, including in connection with changes in the Canadian Proceeding and, with respect to certain medical licenses issued by the Massachusetts Cannabis Control Commission, unilaterally by Columbia Care.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 20, 2026, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Forward-Looking Statements and Information

Certain statements contained or incorporated by reference in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of applicable securities laws. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements, including statements regarding the completion of the transactions contemplated by the Purchase Agreement described in this Current Report (including approvals of the Canadian Court in the Canadian Proceeding and required cannabis and other regulatory approvals), the anticipated benefits of such transactions, and other statements that are not historical facts. There are several risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements, including risks involved with the adverse impact of the transactions described herein on the Company’s business, financial condition and results of operations; the Company’s ability to successfully consummate the transactions described herein (including the closing of the transactions in each applicable Market); the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the transactions described herein; the effects of the completion of the transactions described herein on the Company and the interests of various constituents; risks and uncertainties associated with completion of the transactions described herein, some of which are beyond the Company’s control; subject to the successful completion of the transactions described herein, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; as well as the other risks set out in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC and available on EDGAR and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com. The completion of the transactions described herein remains subject to material conditions, including satisfaction of all conditions to the Purchase Agreement described in this Current Report, including approvals of the Canadian Court in the Canadian Proceeding and required cannabis and other regulatory approvals, and there can be no assurance that the Company will be successful in completing such transactions or any other similar transaction on the terms described herein, on different terms or at all. Any forward-looking statement contained in or incorporated by reference into this Current Report speaks only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer to sell or buy, or the solicitation of an offer to sell or buy, the securities referred to herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1+	Purchase Agreement, dated July 19, 2026, by and among Vireo Health of Arcadia, LLC, Columbia Care LLC, The Cannabist Company Holdings Inc., and certain other parties thereto
99.1*	Press Release, dated as of July 20, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

+Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: July 23, 2026